Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 20, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	51–53	70		03/31/09
2	Hercules 150	150’ — ILC, TD	GOM	Chevron	69–71	4		01/24/09	Special survey planned for approximately 35 days starting in February 2009
3	Hercules 152	150’ — MC, TD	GOM	Black Pool	64–66	25		02/14/09
4	Hercules 173	173’ — MC, TD	GOM	Chevron	51–53	70		03/31/09
5	Hercules 200	200’ — MC, TD	GOM	Ready Stacked
6	Hercules 201	200’ — MC, TD	GOM	Devon	84–86	26		02/15/09
7	Hercules 202	200’ — MC, TD	GOM	Probe Resources	77–79	4		01/24/09	Special survey planned for approximately 14 days starting in June 2009
8	Hercules 203	200’ — MC, TD	GOM	Energy XXI Energy XXI	74–76 81–83	6 79		01/26/09 04/15/09	Special survey planned for approximately 21 days in July 2009
9	Hercules 204	200’ — MC, TD	GOM	LLOG LLOG	72–74 74–76	37 90		02/26/09 05/27/09
10	Hercules 250	250’ — MS, TD	GOM	Hunt Oil Hunt Oil Hunt Oil	74–76 79–81 84–86	5 31 37		01/25/09 02/25/09 04/03/09
11	Hercules 251	250’ — MS, TD	GOM	Shipyard					Special survey planned for approximately 120 days starting in February 2009
12	Hercules 252	250’ — MS, TD	GOM	Ready Stacked
13	Hercules 253	250’ — MS, TD	GOM	Tana	64–66	214		08/22/09
14	Hercules 257	250’ — MS, TD	GOM	Black Elk Tana Tana	74–76 74–76 64–66	7 32 91		01/27/09 02/28/09 05/30/09
15	Hercules 350	350’ — ILC, TD	GOM	Tana	129—131	1		01/21/09
					Average	55	days

16	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
17	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
18	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
19	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
20	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
22	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09					Special survey planned for approximately 30 days starting in October 2009

24	Hercules 155	150’ — ILC	GOM	Retired
25	Hercules 191	160’ — MS	GOM	Retired
26	Hercules 254	250’ — MS	GOM	Retired
27	Hercules 255	250’ — MS	GOM	Retired

Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 20, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
International Offshore
1	Hercules 170	170’ — ILC	Qatar	Occidental Petroleum	104–106	171		07/10/09	Shipyard late November 2008 for repairs and upgrades for 52 days at reduced rate (21 days at reduced rate with remainder at zero dayrate)
2	Hercules 156	150’ — ILC, TD	Cameroon & Gabon	ADDAX	149–151	30		02/19/09	Negotiating early termination of contract
3	Hercules 185	120’ — ILC, TD	Angola	Shipyard Angola Drilling Company Ltd	149–151	553		04/01/09 10/06/10	Maintenance and upgrades including a 30’ leg extension
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	104–106	280		10/27/09	Dayrate adjusts every 90 days to published GOM index for 200’ Mat Cantilever + $20,000. Next rate adjustment on 1/28/09
5	Hercules 206	200’ — MC, TD	Mexico	PEMEX	111–113	153		06/22/09
6	Platform 3	Platform, TD	Mexico	PEMEX	51–53	43		03/04/09
7	Hercules 258	250’ — MS	India	ONGC	109–111	865		06/04/11
8	Hercules 260	250’ — ILC	India	ONGC	142–144	799		03/30/11
9	Hercules 208	200’ — MC	Malaysia	Murphy	109–111	948		08/26/11
10	Hercules 261	250’ — ILC	Saudi Arabia	Saudi Aramco	136–138	983		09/30/11
11	Hercules 262	250’ — ILC	Saudi Arabia	Saudi Aramco Saudi Aramco	127–129	983		01/21/09 09/30/11	Rig acceptance testing
					Average	528	days

12	Hercules 110	100’ — MC, TD	Trinidad	Cold Stacked 08/08

Hercules Offshore
Monthly Rig Fleet Status Report
as of
January 20, 2009

					Contract (2)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days		Date	Comments
US Inland Barges

1	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cinco	36-38	—		01/20/09
2	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked					Next to cold stack
3	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Apache	33–35	2		01/22/09
4	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	JGC	32–34	16		02/05/09
5	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
6	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked					Next to cold stack
7	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	41–43	15		02/04/09
8	Hercules 55	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoRan	45–47	12		02/01/09
9	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39–41	18		02/07/09
					Average	7	days

10	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
11	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
12	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
14	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
15	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
17	Hercules 57	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

18	Hercules 07	Posted — 2000 hp	US Inland Gulf Coast	Retired
19	Hercules 10	Posted — 2000 hp	US Inland Gulf Coast	Retired
20	Hercules 20	Conv — 1000 hp	US Inland Gulf Coast	Retired
21	Hercules 21	Conv — 1500 hp	US Inland Gulf Coast	Retired
22	Hercules 23	Conv — 1000 hp	US Inland Gulf Coast	Retired
23	Hercules 30	Conv — 3000 hp	US Inland Gulf Coast	Retired
24	Hercules 31	Conv — 3000 hp	US Inland Gulf Coast	Retired
25	Hercules 32	Conv — 3000 hp	US Inland Gulf Coast	Retired
26	Hercules 47	Posted — 3000 hp	US Inland Gulf Coast	Retired
27	Hercules 61	Posted — 3000 hp	US Inland Gulf Coast	Retired

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard. Rigs described as “Retired” would require extensive refurbishment and are not expected to re-enter active service.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
December 31, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$22,812	56	60%	One vessel in drydock in December
190–215	5	5	17,937	88	57%	One vessel undergoing repairs in January and February
170	2	2	13,818	34	55%
140–150	6	6	9,929	131	70%	One vessel in drydock in December and two vessels in drydock in January

120–130	14	13	7,984	304	75%	Four vessels in drydock in December, six vessels in drydock in January and one vessel cold-stacked in December

105	15	13	5,219	292	72%	Three vessels in drydock in December, four vessels in drydock in January and two vessels cold-stacked in December and January

Sub-total/Average	45	42	$9,478	905	70%

International
260	1	—	—	—	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2Q 2009
170–215	4	4	$45,346	118	95%	Revenue per day includes $3,654 which has been deferred to January
140–150	4	4	17,830	124	100%
120–130	7	7	9,552	204	94%	Revenue per day includes $995 which has been deferred to January
105	4	4	16,710	31	25%	One vessel in drydock

Sub-total/Average	20	19	$21,024	477	81%

Total/Average	65	61	$13,463	1,382	73%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboat and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.